                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 1999


                                 POWERTEL, INC.
                            (Exact name of registrant
                          as specified in its charter)



      Delaware                                        0-23102                                        58-1944750
--------------------- -----------------------------------------------------------------------------------------------
  (State or other                                   (Commission                                   (I.R.S. Employer
  jurisdiction of                                   File Number)                                 Identification No.)
   incorporation)



1233 O.G. Skinner Dr., West Point, GA                                                                       31833
------------------------------------------------------------------------------------------------------- --------------
 (Address of principal executive offices)                                                                (Zip Code)


       Registrant's telephone number, including area code: (706) 645-2000




                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 30, 1999, pursuant to an asset purchase agreement dated January 5, 1999 (the "Agreement"), Powertel, together with its wholly owned subsidiaries, ICEL, Inc. ("ICEL" and, together with us, the "Sellers") and InterCel Licenses, Inc. ("Licensee"), sold and assigned to Public Service Cellular, Inc. (the "Purchaser"): (i) substantially all of the assets and rights of Sellers relating to their cellular business in eastern Alabama and western Georgia (the "Cellular Territory"); and (ii) the FCC licenses held by Licensee to provide cellular and microwave service in the Cellular Territory. This transaction (the "InterCel Disposition") constituted the sale of all of our cellular telephone operations.

         The Agreement provided for a cash purchase price of $89,000,000 (which is subject to certain post-closing adjustments). The purchase price was arrived at through arm's length negotiations by the parties and was determined to be fair and reasonable by the Board of Directors of Powertel, ICEL and Licensee based upon various factors, including the results of operations of the cellular business and the recent market prices of similar assets sold by others. The Purchaser has paid Powertel $82,770,000 in cash and paid $6,230,000 into escrow. The amount paid into escrow will be held to satisfy claims that may be made under the indemnity and purchase price adjustment provisions of the Agreement, and will be released from escrow as set forth in the Agreement.

         Prior to the execution of the Agreement, there were no material relationships between the Purchaser, on the one hand, and Powertel, ICEL and Licensee or any of their affiliates, directors or officers, or any associate of any such director or officer, on the other hand. The descriptions in this Report of the terms and conditions of the Agreement and the transactions contemplated by the Agreement are qualified in their entirety by reference to the full text of: (i) the Agreement and the exhibits related thereto (filed as Exhibit 99.1 to Powertel's Current Report on Form 8-K dated January 5, 1999); and (ii) the Closing Memorandum, a copy of which is filed as an Exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

       (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

       (B)      PRO FORMA FINANCIAL INFORMATION.

                  The following unaudited pro forma financial statements for Powertel and its subsidiaries are included with this Report:

                                                                                                            PAGE
                  Unaudited Pro Forma Consolidated Balance Sheet as of March 31,
                           1999....................................................                           5
                  Unaudited Pro Forma Consolidated Statement of Operations for the
                           Three Months Ended March 31, 1999.......................                           6
                  Unaudited Pro Forma Consolidated Statement of Operations for the
                           Twelve Months Ended December 31, 1998...................                           7



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


       (C)      EXHIBITS.

                  2.1 Asset Purchase Agreement dated January 5, 1999, by and among Public Service Cellular, Inc., Powertel,
                           Inc., ICEL, Inc. and InterCel Licenses, Inc. (Filed as Exhibit 99.1 to the Company's Current Report on
                           Form 8-K dated January 5, 1999 and incorporated herein by reference.)

                  2.2 Closing Memorandum dated April 30, 1999 by and between Public Service Cellular, Inc., Powertel,
                           Inc., ICEL, Inc. and InterCel Licenses, Inc.*



* The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to Exhibit 2.2 to the Securities and Exchange Commission upon request, as provided in Item 601(b)(2) of Regulation S-K.



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


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


         The following unaudited pro forma balance sheet reflects the disposition of the southern cellular operations of Powertel ("Southern Cellular") as if it had occurred on March 31, 1999. The accompanying unaudited pro forma statement of operations for the three months ended March 31, 1999 and for the year ended December 31, 1998 reflects the disposition of Southern Cellular as if it had occurred on January 1, 1998. The pro forma financial information does not purport to represent what Powertel's consolidated results of operations would have been if the acquisitions had in fact occurred on these dates, nor does it purport to indicate the future consolidated financial position or future consolidated results of operations of Powertel. The pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable under the circumstances.

                                         Unaudited Pro Forma
                                      Consolidated Balance Sheet
                                         As of March 31, 1999

                                                                 Powertel, Inc.    Southern
                                                                  Historical       Cellular(a)      Pro Forma
                                                                  ----------       -----------      ---------
                                                                           (dollars in thousands)
                                     ASSETS

CURRENT ASSETS:
   Cash and cash equivalents ...............................      $   152,282       $ 88,296       $   240,578
   Restricted cash for payment of interest .................           33,375             --            33,375
   Accounts receivable, net ................................           27,903         (3,485)           24,418
   Inventories .............................................           23,133           (310)           22,823
   Prepaid expenses and other ..............................           17,693            (80)           17,613
                                                                  -----------       --------       -----------
     Total current assets ..................................          254,386         84,421           338,807
                                                                  -----------       --------       -----------
PROPERTY AND EQUIPMENT, NET ................................          638,369         (7,415)          630,954
                                                                  -----------       --------       -----------

OTHER ASSETS:
   Licenses, net ...........................................          405,322             --           405,322
   Restricted cash for payment of interest .................           15,059             --            15,059
   Deferred charges and other, net .........................           18,396             --            18,396
                                                                  -----------       --------       -----------
     Total other assets ....................................          438,777             --           438,777
                                                                  -----------       --------       -----------
        TOTAL ASSETS .......................................      $ 1,331,532       $ 77,006       $ 1,408,538
                                                                  ===========       ========       ===========

                 LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

CURRENT LIABILITIES:
   Accounts payable--trade .................................      $    11,907       $   (535)      $    11,372
   Accrued construction costs ..............................            6,648             --             6,648
   Accrued other ...........................................           15,412           (690)           14,722
   Advance billings and customer deposits ..................            8,004           (654)            7,350
   Accrued taxes other than income .........................            5,785           (427)            5,358
   Accrued interest ........................................           11,125             --            11,125
   Current portion of long-term obligations ................               50             --                50
                                                                  -----------       --------       -----------
     Total current liabilities .............................           58,931         (2,306)           56,625
                                                                  -----------       --------       -----------

LONG-TERM OBLIGATIONS:
   12% Senior Discount Notes due February 2006 .............          283,475             --           283,475
   12% Senior Discount Notes due May 2006 ..................          282,464             --           282,464
   11.125% Senior Notes due June 2007 ......................          300,000             --           300,000
   Credit facility .........................................          265,000             --           265,000
   Other ...................................................               63             --                63
                                                                  -----------       --------       -----------
     Total long-term liabilities ...........................        1,131,002             --         1,131,002
                                                                  -----------       --------       -----------
CUMULATIVE CONVERTIBLE, REDEEMABLE
   PREFERRED STOCK .........................................          152,219             --           152,219
                                                                  -----------       --------       -----------

STOCKHOLDERS' (DEFICIT) EQUITY:
   Preferred stock .........................................                3             --                 3
   Common stock ............................................              275             --               275
   Paid-in capital .........................................          482,562             --           482,562
   (Accumulated deficit) retained earnings .................         (492,524)        79,312          (413,212)
   Deferred compensation ...................................             (591)            --              (591)
   Treasury stock, at cost .................................             (345)            --              (345)
                                                                  -----------       --------       -----------
     Total stockholders' (deficit) equity ..................          (10,620)        79,312            68,692
                                                                  -----------       --------       -----------
        Total liabilities and stockholders' (deficit) equity      $ 1,331,532       $ 77,006       $ 1,408,538
                                                                  ===========       ========       ===========


(a) Reflects the $89.0 million estimated proceeds to be received in the Southern Cellular disposition and the elimination of the assets and liabilities related to such operations. The selling price exceeds the net asset value of Southern Cellular and, therefore, represents a gain to the Company of approximately $79.3 million. Powertel anticipates that net operating loss carryforwards, as well as currently generated taxable losses will more than offset the tax liability associated with this gain. Accordingly, no tax effect related to the gain is reflected in the accompanying pro forma financial statements. Powertel's gain related to the sale of Southern Cellular, which is nonrecurring in nature, is not reflected in the accompanying pro forma statements of operations as such statements are intended to reflect Powertel's ordinary operations, assuming the divestiture of Southern Cellular.



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


                               Unaudited Pro Forma
                      Consolidated Statement of Operations
                        Three Months Ended March 31, 1999

                                         Powertel, Inc.   Southern     Pro Forma
                                           Historical    Cellular(a)  Adjustments  Pro Forma
                                           ----------    -----------  -----------  ---------
                                             (dollars in thousands, except per share data)
REVENUES AND SALES:
   Revenues ..........................     $ 53,868       $4,807      $ --        $ 49,061
   Equipment sales ...................        8,118          236        --           7,882
                                           --------       ------       ---        --------
     Total revenues and sales ........       61,986        5,043        --          56,943
                                           --------       ------       ---        --------

OPERATING EXPENSES:
   Cost of services ..................       13,381          411        --          12,970
   Cost of equipment sales ...........       15,432          427        --          15,005
   Operations ........................       15,057          456        --          14,601
   Selling, general and administrative       30,339          921        --          29,418
   Depreciation and amortization .....       21,347          390        --          20,957
                                           --------       ------       ---        --------
     Total operating expenses ........       95,556        2,605        --          92,951
                                           --------       ------       ---        --------

OPERATING (LOSS) INCOME: .............      (33,570)       2,438        --         (36,008)
                                           --------       ------      ----        --------

OTHER  (INCOME) EXPENSE:
   Interest (income) expense .........       27,847            2        --          27,845
   Miscellaneous (income) expense ....         (104)          --        --            (104)
                                           --------       ------      ----        --------
     Total other (income) expense ....       27,743            2        --          27,741
                                           --------       ------      ----        --------

(LOSS) INCOME BEFORE INCOME TAXES ....      (61,313)       2,436        --         (63,749)
INCOME TAX PROVISION .................           --         (897)      897(b)           --
                                           --------       ------      ----        --------

(LOSS) INCOME BEFORE DIVIDENDS ON
   PREFERRED STOCK ...................      (61,313)       1,539       897         (63,749)
DIVIDENDS ON PREFERRED STOCK .........       (2,437)          --        --          (2,437)
                                           --------       ------      ----        --------
NET (LOSS) INCOME ....................     $(63,750)      $1,539      $897        $(66,186)
                                           ========       ======      ====        ========

LOSS PER SHARE DATA:
   SHARES--BASIC AND DILUTED..........       27,317                                 27,317
                                           ========                               ========
   BASIC AND DILUTED LOSS
     PER SHARE........................     $  (2.33)                              $  (2.42)
                                           ========                               ========

----------
(a) Reflects the elimination of the statement of operations items relating to Southern Cellular to be sold in the disposition.
(b) Represents elimination of income tax provision as no income tax benefit was recorded at a consolidated company level.

                               Unaudited Pro Forma
                      Consolidated Statement of Operations
                      Twelve Months Ended December 31, 1998

                                          Powertel, Inc.  Southern     Pro Forma
                                            Historical   Cellular(a)   Adjustments     Pro Forma
                                              (dollars in thousands, except per share data)
REVENUES AND SALES:
   Revenues ..........................     $ 152,275       $18,782      $   --        $ 133,493
   Equipment sales ...................        23,161           827          --           22,334
                                           ---------       -------      ------        ---------
     Total revenues and sales ........       175,436        19,609          --          155,827
                                           ---------       -------      ------        ---------

OPERATING EXPENSES:
   Cost of services ..................        42,777         1,824          --           40,953
   Cost of equipment sales ...........        79,144         1,735          --           77,409
   Operations ........................        56,522         2,033          --           54,489
   Selling, general and administrative       101,575         4,229          --           97,346
   Depreciation and amortization .....        67,654         1,886          --           65,768
                                           ---------       -------      ------        ---------
     Total operating expenses ........       347,672        11,707          --          335,965
                                           ---------       -------      ------        ---------
OPERATING (LOSS) INCOME: .............      (172,236)        7,902          --         (180,138)
                                           ---------       -------      ------        ---------

OTHER (INCOME) EXPENSE:
   Interest (income) expense .........        93,656             1          --           93,655
   Miscellaneous (income) expense ....           (62)           58          --             (120)
                                           ---------       -------      ------        ---------
     Total other (income) expense ....        93,594            59          --           93,535
                                           ---------       -------      ------        ---------

(LOSS) INCOME BEFORE INCOME TAXES ....      (265,830)        7,843          --         (273,673)
INCOME TAX PROVISION .................            --        (2,888)      2,888(b)            --
                                           ---------       -------      ------        ---------

(LOSS) INCOME BEFORE DIVIDENDS ON
   PREFERRED STOCK ...................      (265,830)        4,955       2,888         (273,673)
DIVIDENDS ON PREFERRED STOCK .........        (5,010)           --          --           (5,010)
                                           ---------       -------      ------        ---------
NET (LOSS) INCOME ....................     $(270,840)      $ 4,955      $2,888        $(278,683)
                                           =========       =======      ======        =========

LOSS PER SHARE DATA:
   SHARES--BASIC AND DILUTED..........        27,019                                     27,019
                                           =========                                  =========

   BASIC AND DILUTED LOSS
     PER SHARE........................     $  (10.02)                                 $  (10.31)
                                           =========                                  =========

----------
(a) Reflects the elimination of the statement of operations items relating to Southern Cellular to be sold in the disposition.
(b) Represents elimination of income tax provision as no income tax benefit was recorded at a consolidated company level.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            POWERTEL, INC.


                                            By: /s/ Allen E. Smith
                                               ---------------------------------
                                               Allen E. Smith
                                               Chief Executive Officer


Dated: May 14, 1999



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